                                                                   EXHIBIT 23(b)


                      CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of Plains Resources Inc. of our report dated February 10, 1997 appearing on page F-1 of Plains Resources Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the heating "Experts" in such Prospectus.


PRICE WATERHOUSE LLP

Houston, Texas
August 12, 1997